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                                                                    EXHIBIT 10.1

                    FIRST AMENDMENT TO CREDIT AGREEMENT AND
                        MASTER ASSIGNMENT AND ACCEPTANCE

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND MASTER ASSIGNMENT AND ACCEPTANCE (the "Amendment"), dated as of June 28, 1996, is among SOFTWARE SPECTRUM, INC. (the "Borrower"), each of the banks or other lending institutions which are a party hereto (individually a "Bank" and collectively, the "Banks") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, individually as a Bank (in its individual capacity and not as agent, herein "TCB") and as agent for itself and the other Banks (in such capacity as agent, together with its successors in such capacity, the "Agent").

                                   RECITALS:

        A. BORROWER, TCB and the Agent have entered into that certain Credit Agreement dated May 3, 1996 (the "Agreement").

        B. Pursuant to Section 14.8 of the Agreement, TCB desires to assign interest in its rights and obligations under the Agreement and the other Loan Documents to the Banks identified on the signature pages hereto as the "New Banks" (herein so called).

        C. In connection with the assignments to the New Banks, the Borrower, Banks and the Agent desire to amend the Agreement as herein set forth.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  Definitions

        Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE 2

                                   Amendments

        Section 2.1 Amendment to Section 1.1. Effective as of the Effective Date (as defined below), the first sentence in the definition of the term "Interest Period" in section 1.1 of the Agreement is hereby amended in its entirety to read as follows:





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                "Interest Period" means with respect to any Libor Account, each period commencing on the date such Account is established or Converted from a Base Rate Account or the last day of the next preceding Interest Period with respect to such Libor Account, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 4.5 or 5.1, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

        Section 2.2 Amendment to Section 14.11. Effective as of the Effective Date (as defined below), clause (a) of Section 14.11 of the Agreement is hereby amended in its entirety to read as follows:

        (a) increase Commitments of the Banks, change the definition of the Borrowing Base or otherwise amend the Agreement to delete the requirement that the Loans be governed by a borrowing base;

                                   ARTICLE 3

                           Assignment and Acceptance

        Section 3.1 Assignment. TCB hereby sells and assigns to each New Bank without recourse, representation or warranty except as specifically set forth herein, and each New Bank hereby purchases and assumes from TCB, such New Bank's Pro-Rata Interest in and to all TCB's rights and obligations under the Agreement and the other Loan Documents as of the Effective Date (as defined below) (including, without limitation, such Pro-Rata Interest in the Commitments of TCB on the Effective Date and such Pro-Rata Interest in the Loans owing to, and Letter of Credit Liabilities held by TCB and outstanding on the Effective Date, together with such Pro-Rata Interest in all unpaid interest and fees accrued from the Effective Date) (the "Assignments"). TCB's Assignment to a New Bank shall not be effective until TCB shall have received the purchase price for the Assignment from such New Bank in the amount specified opposite such New Bank's name on Exhibit A hereto in the column entitled "Purchase Price." The term "Pro-Rata Interest" means, with respect to a New Bank, the percentage interest specified on Exhibit A hereto opposite such New Bank's name in the column entitled "Pro-Rata Interest."

        Section 3.2 TCB Representations and Disclosures. TCB (i) represents to each New Bank that as of the date hereof, its Revolving Commitment is $60,000,000.00, no principal is outstanding under the Revolving Loans, a total of $6,600,000 of Letter of Credit Liabilities are outstanding and the outstanding principal balance of the Term Loan is $30,000,000.00 (all as unreduced by any assignments which have not yet become effective or by the Assignments); (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any other Loan





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Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other Loan Document, other than that it is legally authorized to enter in this Amendment, it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Obligated Party or the performance or observance by the Borrower or any Obligated Party of any of their obligations under the Agreement or any other Loan Document.

        Section 3.3     New Bank Representations and Agreements. Each New Bank
(i) represents and warrants to TCB that it is legally authorized to enter in this Amendment; (ii) confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon the Agent, TCB, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and the other Loan Documents; (iv) confirms that it is an "Eligible Assignee;" (v) appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all obligations which by the terms of the Agreement and the other Loan Documents are required to be performed by it as a Bank; and (vii), if it is organized under the laws of a jurisdiction outside the United States, agrees to provide Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to its exemption from United States withholding taxes with respect to all payments to be made to it under the Agreement or such other Loan Documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty.

        Section 3.4 Effective Date. The effective date for each Assignment shall be June 28, 1996 subject to receipt of the purchase price for such Assignment (the "Effective Date"). By execution below this Amendment and the Assignments are accepted by the Borrower and the Agent for purposes of Section
14.8 of the Agreement. From and after the Effective Date, (i) each New Bank shall be a party to the Agreement and shall have the rights and obligations of a Bank thereunder and under the other Loan Documents, (ii) TCB shall, to the extent of the Assignments provided in this Article 3, relinquish its rights and be released from its obligations under the Agreement and the other Loan Documents, and (iii) the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees, and other amounts) to the applicable New Bank. TCB and each New Bank shall make all appropriate adjustments in payments under the Agreement and the Notes for periods prior to the Effective Date directly between themselves.

        Section 3.5 Exchange of Notes; New Commitments. Borrower agrees to exchange TCB's existing Notes for New Notes payable to the order of (i) each New Bank in amounts equal to the Commitments assumed by each New Bank pursuant hereto and the outstanding principal amount





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of the Loans assigned to each New Bank pursuant hereto, as applicable, and (B)
TCB in amounts equal to the Commitments and Loans retained by TCB under the Agreement as specified herein. The Commitments of each Bank and the Loans of each Bank after giving effect to the Assignments are set forth on Exhibit A hereto.

        Section 3.6 Address for Notices. For purposes of Section 14.13 of the Agreement, the "Address for Notices" for each New Bank is as set forth on Exhibit B hereto.

                                   ARTICLE 4

                                 Miscellaneous

        Section 4.1 Ratifications. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Spectrum Integrated Services, Inc. (by its execution below), the Banks and Agent agree that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        Section 4.2 Survival of Representations and Warranties. All representations and warrants made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by any party or any closing shall affect the representations and warranties or the right of any party to rely upon them.

        Section 4.3 Reference to Agreement. Each of the Loan Documents, including the Agreement, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

        Section 4.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 4.5 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United State of America.

        Section 4.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Borrower, Agent, the Banks and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.





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        Section 4.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        Section 4.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 4.9 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        Executed as of the date first written above.

                                        BORROWER:

                                        SOFTWARE SPECTRUM, INC.


                                        By: /s/ DEBORAH A. NUGENT
                                            ------------------------------
                                                Deborah A. Nugent
                                                Vice President


                                        Accepted and agreed to:

                                        SPECTRUM INTEGRATED SERVICES, INC.

                                        By: /s/ DEBORAH A. NUGENT
                                            ------------------------------
                                                Deborah A. Nugent
                                                Secretary/Treasurer






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                          AGENT:

                          TEXAS COMMERCE BANK NATIONAL
                          ASSOCIATION, individually as a Bank and as the Agent



                          By: /s/ J. SCOT BRUNKE
                              ------------------------------------------------
                                  J. Scot Brunke
                                  Senior Vice President






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                           NEW BANKS:

                           BANQUE PARIBAS



                           By: /s/ KENNETH E. MOORE, JR.
                               ------------------------------------------------
                               Name: Kenneth E. Moore, Jr.
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------



                           By: /s/ ROSEMARY DAVIS
                               ------------------------------------------------
                               Name: Rosemary Davis
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------

                           NATIONAL CITY BANK, KENTUCKY



                           By: /s/ DON PULLEN
                               ------------------------------------------------
                               Name: Don Pullen
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------

                           COMERICA BANK



                           By: /s/ REGINALD M. GOLDSMITH, III
                               ------------------------------------------------
                               Name: Reginald M. Goldsmith, III
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------

                           PNC BANK, N.A.



                           By: /s/ GREGORY T. GASCHLER
                               ------------------------------------------------
                               Name: Gregory Gaschler
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------

                           WELLS FARGO BANK (TEXAS), NATIONAL
                           ASSOCIATION



                           By: /s/ KEN TAYLOR
                               ------------------------------------------------
                               Name: Ken Taylor
                                     ------------------------------------------
                               Title: Assistant Vice President
                                      -----------------------------------------

                           NBD BANK



                           By: /s/ WILLIAM J. MCCAFFREY
                               ------------------------------------------------
                               Name: William J. McCaffrey
                                     ------------------------------------------
                               Title: Vice President
                                      -----------------------------------------






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